Rule 497(e)
                                                        Registration No. 2-82710


                            FUNDAMENTAL FUNDS, INC.

                               NEW YORK MUNI FUND

                       SUPPLEMENT DATED SEPTEMBER 11, 1997
                                       TO
                         PROSPECTUS DATED APRIL 30, 1997



                  The following information supplements and supersedes any contrary information contained in the Fund's Prospectus:

                  Fundamental Portfolio Advisors, Inc. (the "Manager") utilizes an investment management committee to manage the assets of the Fund. Until August 27, 1997, the committee was composed of the following members: Christopher P. Culp, who also was affiliated with Tocqueville Asset Management L.P., Vincent J. Malanga, a portfolio strategist affiliated with the Manager, and Jane Tubis, a trading assistant affiliated with the Manager. The current committee, following Christopher P. Culp's removal, consists of Vincent J. Malanga and Jane Tubis.

                  During the period April 17, 1997 to July 24, 1997, Christopher
         P. Culp, the Fund's former portfolio manager, retained Tocqueville Securities L.P. ("Tocqueville"), an affiliate of Tocqueville Asset Management L.P., as agent to effect eight separate over-the-counter purchase transactions. Questions were raised as to whether commissions paid to Tocqueville as a result of such purchase transactions were justified under the circumstances and whether or not the Fund bore unnecessary expenses as a result of the sale of the Fund's securities to another party and the subsequent repurchase of them through Tocqueville. As a result of the Fund Board's directive, based upon a report propared by the Fund's independent auditors together with the Fund Board's analysis of the portfolio transactions, Tocqueville, on September 9, 1997, agreed to pay $260,000 to the Fund.

                  It is anticipated that shareholders of the Fund will be asked to consider and approve an Agreement and Plan of Reorganization providing for the transfer of the Fund's assets to a separate, newly-created Tocqueville Fund having the same investment policies and objectives as those of the Fund at a special meeting of shareholders scheduled to be held in the late Fall.